UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2025

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5221 N. O’Connor Blvd. #1378
Irving, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(469) 638-9636

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	FFWM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On October 30, 2025, First Foundation Inc. (“the Company”) issued an earnings release reporting its consolidated financial results as of and for the quarter ended September 30, 2025. A copy of that earnings release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  Additionally, the Company has cancelled its quarterly earnings conference call previously scheduled for 11:00 a.m. Eastern Time on October 30, 2025.

On October 27, 2025, the Company issued a preliminary overview of its financial results for the third quarter of 2025, which was included on slide 45 of the Investor Presentation (the “Preliminary Earnings Information”), which was filed as Exhibit 99.1 to the Company’s Form 8-K submitted on the same date.  The Preliminary Earnings Information is incorporated herein by reference and provides additional context regarding the Company’s performance and outlook for the quarter.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and such information and that Exhibit shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Earnings Release dated October 30, 2025 announcing the consolidated financial results of First Foundation Inc. as of and for the quarter ended September 30, 2025.

99.2	Investor Presentation dated October 27, 2025 (incorporated herein by reference from Exhibit 99.1 to the Company’s Form 8-K, filed October 27, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Uly
FIRST FOUNDATION INC.

Date: October 30, 2025	By:	/s/ JAMIE BRITTON
Jamie Britton
Executive Vice President and Chief Financial Officer